Exhibit 99.1

Hyperfine, Inc. Announces Brett Hale as New Chief Administrative Officer & Chief Financial Officer

GUILFORD, CONNECTICUT, February 8, 2023 (GLOBE NEWSWIRE) – Hyperfine, Inc. (Nasdaq: HYPR), the groundbreaking medical device company that created Swoop®, the world’s first FDA-cleared portable MRI system™, today announced that Brett Hale will join Hyperfine, Inc. on February 13, 2023 and will serve as Chief Administrative Officer & Chief Financial Officer (CFO). Alok Gupta, who currently serves as CFO, will step down on or about March 31 after a transition period.

Mr. Hale has over 25 years of experience as a financial professional, more than 20 of which have been in the medical technology industry. Prior to Hyperfine, Inc., Mr. Hale served as CFO of Bigfoot Biomedical, Inc., which develops an integrated decision support solution for insulin requiring diabetes. Previously, he served as CFO of CardioKinetix Inc. and Concentric Medical, Inc., including through the acquisition of Concentric Medical, Inc. by Stryker Corp. in 2011. He began his career at Guidant Corporation (acquired by Boston Scientific Corporation) in strategic planning, sales finance, financial planning, and internal audit, as well as serving as Assurance Manager at PricewaterhouseCoopers. Mr. Hale holds a B.S. in Accounting and an M.B.A. from Indiana University and was also a Certified Public Accountant.

“We are excited to welcome Mr. Hale as our new CAO and CFO. His strong finance background and decades of experience in the medical device industry bring critical skills and background to our company as we optimize and drive efficiencies to our technology, business model, and geographic expansion strategy,” said Maria Sainz, Chief Executive Officer (CEO) of Hyperfine, Inc. “I look forward to working with Brett as we continue to expand the adoption of Swoop globally.”

“I’m very pleased to join the Hyperfine leadership team and advance the journey to transform the medical imaging industry,” said Mr. Hale. “I am passionate about bringing transformational technologies to the marketplace, and Hyperfine is uniquely positioned to build upon its strong foundation and better serve the needs of medical professionals and patients by improving access to MRI. It’s an exciting time at Hyperfine.”

“It has been an honor to spend the past two years with Hyperfine, and I am especially pleased with the initiatives we have implemented to reduce spending and extend the company’s cash runway into 2025,” said Mr. Gupta, outgoing CFO. “I am confident the company is on the right trajectory to drive strong growth over time.”

In connection with Mr. Hale’s appointment, Mr. Hale was granted inducement stock options to purchase 1,000,000 shares of Hyperfine, Inc. Class A common stock effective on his start date, February 13, 2023. The stock options were granted as an inducement material to Mr. Hale’s acceptance of employment with Hyperfine, Inc. in accordance with Nasdaq Listing Rule 5635(c)(4). The stock options vest over a four-year period, with 25% of the stock options to vest at the mid-point of the calendar quarter that includes the one-year anniversary of his start date, and 2.083% at the end of each month thereafter, subject to the Mr. Hale’s continued service with Hyperfine, Inc. through the applicable vesting dates.

About Hyperfine, Inc.

Hyperfine, Inc. is the groundbreaking medical device company that created Swoop®, the world’s first FDA-cleared portable MRI system™. Hyperfine, Inc. designed Swoop to enable rapid diagnoses and treatment for every patient regardless of income, resources, or location, pushing the boundaries of conventional imaging technology and expanding patient access to life-saving care. The Swoop Portable MR Imaging System™ produces high-quality images at a lower magnetic field strength, allowing clinicians to quickly scan, diagnose, and treat patients in various clinical settings. Swoop can be wheeled directly to the patient’s bedside, plugged into a standard electrical wall outlet, and controlled by an iPad®. Designed as a complementary system to conventional MRIs at a fraction of the cost, Swoop captures images in minutes, providing critical decision-making capabilities in emergency departments, operating rooms outside the sterile field, and intensive care units, among others.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Hyperfine, Inc.’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations about Hyperfine, Inc.’s financial and operating results, cash runaway, the benefits and adoption of Hyperfine, Inc.’s products and services, and Hyperfine, Inc.’s future performance and its ability to implement its strategy. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of Hyperfine, Inc.’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the success, cost and timing of Hyperfine, Inc. product development and commercialization activities, including the degree that Swoop is accepted and used by healthcare professionals; the impact of COVID-19 on Hyperfine, Inc.’s business; the inability to maintain the listing of Hyperfine, Inc. Class A common stock on the Nasdaq; the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and Hyperfine, Inc.’s ability to grow and manage growth profitably and retain its key employees; changes in applicable laws or regulations; the inability of Hyperfine, Inc. to raise financing in the future; the inability of Hyperfine, Inc. to obtain and maintain regulatory clearance or approval for its products, and any related restrictions and limitations of any cleared or approved product; the inability of Hyperfine, Inc. to identify, in-license or acquire additional technology; the inability of Hyperfine, Inc. to maintain its existing or future license, manufacturing, supply and distribution agreements and to obtain adequate supply of its products; the inability of Hyperfine, Inc. to compete with other companies currently marketing or engaged in the development of products and services that Hyperfine, Inc. is currently marketing or developing; the size and growth potential of the markets for Hyperfine, Inc.’s products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of Hyperfine, Inc.’s products and services and reimbursement for medical procedures conducted using Hyperfine, Inc.’s products and services; Hyperfine Inc.’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; Hyperfine Inc.’s financial performance; and other risks and uncertainties indicated from time to time in Hyperfine Inc.’s filings with the Securities and Exchange Commission, including those under “Risk Factors” therein. Hyperfine, Inc. cautions readers that the foregoing list of factors is not exclusive and that readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Hyperfine, Inc. does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Investor Contact

Marissa Bych

Gilmartin Group LLC

marissa@gilmartinir.com

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